Exhibit 99.2
Peloton Announces Comprehensive Program to Reduce Costs
and Drive Growth, Profitability, and Free Cash Flow

Realigning Business Operations, Reducing Manufacturing Footprint,
and Enhancing Capital and Operational Efficiency

Expects to Deliver at Least $800 Million in Annual Run-Rate Cost Savings;
Reduces Planned 2022 CapEx Spending by Approximately $150 Million

Reschedules Second Quarter Fiscal 2022 Earnings Conference Call
to Today at 8:30 a.m. (Eastern Time)

NEW YORK, February 8, 2022 – Peloton Interactive, Inc. (NASDAQ: PTON) today announced a series of steps it is taking to position the business for long-term growth while establishing a clear path to consistent profitability and sustainable free cash flow. Once these actions are fully implemented, the company expects to achieve at least $800 million of annual run-rate cost savings through operating expense efficiencies and significant margin improvement in its Connected Fitness category. The company will also reduce its planned capital expenditures in 2022 by approximately $150 million. The restructuring program is expected to result in approximately $130 million in cash charges related to severance as well as other exit and restructuring activities and $80 million in non-cash charges. The majority of the charges will be recorded in fiscal year 2022.
“Peloton is at an important juncture, and we are taking decisive steps. Our focus is on building on the already amazing Peloton Member experience, while optimizing our organization to deliver profitable growth,” said John Foley, Co-Founder of Peloton and newly appointed Executive Chair. “With today’s announcements, we are taking action to ensure Peloton capitalizes on the large, long-term Connected Fitness opportunity. This restructuring program is the result of diligent planning to address key areas of the business and realign our operations so that we can execute against our growth opportunity with efficiency and discipline.”

As a result of the initiatives announced today, the company expects to:

•Improve the economics of its hardware business. The company is winding down the development of its Peloton Output Park (POP) manufacturing plan. This will result in $60 million in restructuring capital expenditures, which is included in the company’s revised full year guidance. In addition, Peloton will optimize its logistics network by reducing its owned and operated warehousing and delivery footprint, while scaling third party relationships.

•Right-size the organization by enacting a workforce reduction. The workforce reduction will occur across nearly all business operations to streamline reporting structures and create clearer lines of accountability. This will result in the reduction of approximately 2,800 global positions. Corporate positions will be reduced by approximately 20%. With regard to operations in the field, the company is reducing its owned and operated warehouses and delivery teams and expanding its commercial agreements with third party logistics providers.

Exhibit 99.2
Peloton’s roster of instructors and breadth and depth of its content will not be impacted by the initiatives announced today.

Foley added, “These decisions, particularly those related to our impacted Peloton team members, were not taken lightly. We greatly value the contributions of our talented colleagues and are committed to supporting impacted team members in their transitions. We thank our global team members for their focus and dedication through this process.”

Rescheduled Second Quarter Fiscal 2022 Conference Call and Webcast

Peloton has announced its financial results for second quarter 2022. Please visit the Peloton investor relations website https://investor.onepeloton.com/financial-information/quarterly-results to view the second quarter 2022 shareholder letter.

The Company also announced that it has rescheduled its second quarter 2022 earnings conference call previously scheduled for today, February 8, 2022, at 5:00 p.m. (Eastern Time) to today at 8:30 a.m. (Eastern Time).

The U.S. toll free dial-in for the conference call is 1-877-667-0469, and the international dial-in number is 1-346-406-0807. The Conference ID is 1271026. A live webcast of the conference call will also be available on the investor relations page of the company's website at https://investor.onepeloton.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations regarding our ability to implement, execute, complete, or realize the benefits of our restructuring initiative on the timeline we expect; our expectations with respect to our expected cash and non-cash charges, annual run-rate cost savings and the reduction of our planned capital expenditures; our plans to wind down our POP manufacturing plan and re-direct the capital investment into our Tonic asset; our plans with respect to our logistics footprint and third-party relationships; changes to prices of our products and services, including with respect to our Bike and Tread; our plans for and impact of the workforce reduction; our ability to and the impact of reorganizing Peloton’s design and production teams; our future operating results and financial position; our profitability; our business strategy and plans; market growth; and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks,

Exhibit 99.2
uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to effectively manage our growth; our ability to accurately forecast consumer demand of our products and services and adequately maintain our inventory; our ability to execute and achieve the benefits of our restructuring initiative and other cost saving measures; our ability to anticipate consumer preferences and successfully develop and introduce new products and services; demand for our products and services and growth of the connected fitness products industry; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the direct and indirect impacts to our business and financial performance from the COVID-19 pandemic; the effects of increased competition in our markets and our ability to compete effectively; our reliance on and our ability to partner with third parties such as music licensors, service providers, and suppliers; declines in sales of our Bike and Bike+; our reliance on and lack of control over third-party suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; and those risks and uncertainties described in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 and “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2021, as such factors may be updated in our filings with the Securities and Exchange Commission, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this shareholder letter, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law.

About Peloton

Peloton is the leading interactive fitness platform in the world with a loyal community of more than 6.6 million Members. The company pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes for its Members anytime, anywhere. Peloton makes fitness entertaining, approachable, effective, and convenient, while fostering social connections that encourage its Members to be the best versions of themselves. An innovator at the nexus of fitness, technology, and media, Peloton has reinvented the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that its Members love. The brand's immersive content is accessible through the Peloton Bike, Peloton Tread, Peloton Bike+, and Peloton App, which allows access to a full slate of fitness classes across disciplines, on any iOS or Android device,

Exhibit 99.2
Apple TV, Fire TV, Roku TVs, and Chromecast and Android TV. Founded in 2012 and headquartered in New York City, Peloton has a growing number of retail showrooms across the US, UK, Canada, Germany, and Australia. For more information, visit www.onepeloton.com.

Investor Relations Contact:
Peter Stabler
investor@onepeloton.com

Media Contact:
Jessica Kleiman
press@onepeloton.com